Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Aim Exploration Inc., (the “Company”) on Form 10-Q/A for the quarter ended November 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Robert Todhunter, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ James Robert Todhunter

James Robert Todhunter

President and Chief Executive Officer

January 21, 2015